FOR IMMEDIATE RELEASE

Norwood Financial Corp announces Third Quarter Financial Results

Quarterly Highlights:

•	Record net income of $11.8 million.
•	Record net interest income of $28.0 million.
•	Net interest margin 4.01%.
•	Diluted earnings per share of $1.08.
•	Total assets of $2.95 billion.
•	Disciplined execution across the enterprise plus contribution from Presence Bank acquisition contributed to the strong performance.

Honesdale, Pennsylvania – October 27, 2026 - Norwood Financial Corp (the “Company”) (Nasdaq Global Market-NWFL), the holding company of Wayne Bank, announced results for the three- and nine-month periods ended September 30, 2026.

Jim Donnelly, President and Chief Executive Officer, stated, “The entire Wayne Bank team continued to perform well in the third quarter, delivering record net income and net interest income for the second consecutive quarter.  In addition to strong income growth, we navigated the bankruptcy related to a borrower relationship, resolving the issue with favorable outcome. Net interest margin expanded on disciplined balance sheet management and one-time benefit of the bankruptcy resolution.  Our financial position is strong and believe we are poised to extend our performance for long-term shareholder value creation.”

	Year-Over Year			Linked Quarter		Year-to-Date
(dollars in thousands, except per share data)	3 Months Ended			3 Months Ended		9 Months Ended
	Sep-26	Sep-25	Change	Jun-26	Change	Sep-26	Sep-25	Change
Net interest income	$ 28,009	$ 20,458	$ 7,551	$ 26,839	$ 1,170	$ 79,402	$ 57,380	$ 22,022
Net interest spread (fte) [1]	3.36%	2.94%	42 bps	3.27%	9 bps	3.23%	2.77%	46 bps
Net interest margin (fte) [1]	4.01%	3.63%	38 bps	3.90%	11 bps	3.87%	3.46%	140 bps
Pre Provision Net Revenue (PPNR) [1]	$ 15,377	$ 10,029	$ 5,348	$ 13,573	$ 1,804	$ 28,223	$ 24,346	$ 3,877
Net income	$ 11,763	$ 8,334	$ 3,429	$ 9,328	$ 2,435	$ 24,821	$ 20,313	$ 4,508
Diluted earnings per share	$ 1.08	$ 0.89	$ 0.19	$ 0.86	$ 0.22	$ 2.29	$ 2.22	$ 0.07
Return on average assets	1.60%	1.40%	20 bps	1.28%	32 bps	1.15%	1.16%	(1 bp)
Return on tangible equity	18.51%	16.76%	175 bps	15.04%	347 bps	13.25%	14.04%	(79 bps)

Excluding merger-related and 2026 BOLI Restructuring Fees (see Non-GAAP reconciliations)

	Year-Over Year			Linked Quarter		Year-to-Date
(dollars in thousands, except per share data)	3 Months Ended			3 Months Ended		9 Months Ended
	Sep-26	Sep-25	Change	Jun-26	Change	Sep-26	Sep-25	Change
Pre Provision Net Revenue (PPNR) [1]	$ 15,377	$ 10,029	$ 5,348	$ 13,573	$ 1,804	$ 35,229	$ 24,346	$ 10,883
Net income	$ 11,763	$ 8,334	$ 3,429	$ 9,328	$ 2,435	$ 24,821	$ 20,313	$ 4,508
Diluted earnings per share	$ 1.08	$ 0.89	$ 0.19	$ 0.86	$ 0.22	$ 2.29	$ 2.22	$ 0.07
Return on average assets	1.60%	1.47%	13 bps	1.08%	52 bps	1.39%	1.20%	19 bps
Returnon average Tangible equity	18.51%	17.66%	85 bps	13.08%	543 bps	16.04%	14.54%	150 bps

Discussion of financial results for the three months ended September 30, 2026 (all comparisons are to third quarter 2025, unless otherwise noted):

•	Net income was $11.8 million, an increase of $3.4 million from $8.3 million. Diluted earnings per share were $1.08 compared to $0.89.
•	Net interest income was $28.0 million, an increase of $7.6 million from $20.5 million. On a linked-quarter basis, net interest income increased $1.2 million from $26.8 million.
•	Net interest margin (fully taxable equivalent) was 4.01% compared to 3.63%. On a linked-quarter basis, NIM increased 11 basis points from 3.90%.
•	Pre-provision net revenue (PPNR) was $15.4 million, compared to $10.0 million in the prior year quarter and $13.6 million in the linked quarter.
•	Total assets were $2.951 billion, compared to $2.412 billion, an increase of 18.3%.
•	Loans receivable were $2.294 billion compared to $1.815 billion, an increase of 20.9%.
•	Total deposits were $2.509 billion compared to $2.074 billion, an increase of 17.3%.
•	Tangible book value per share was $22.35 compared to $21.19 at September 30, 2025, and decreased $0.61 on a linked-quarter basis from $22.96.
•	Allowance for credit losses to total loans was 1.10%. Nonperforming loans to total loans were 0.73% and nonperforming assets to total assets were 0.59%.

Follow-up on Second Quarter Credit Event

During the second quarter of 2026, the Company recorded a $729 thousand charge-off related to a borrower relationship that filed for Chapter 11 bankruptcy protection.

During the third quarter, one of the loans that had been placed on non-accrual, due to the bankruptcy previously disclosed, was purchased by a new entity, as was the underlying business. All past due interest from the previous loan was paid. During the period that the business was in bankruptcy, Wayne Bank advanced debtor-in-possession (DIP) financing to keep the business operating. The DIP financing along with all interest and fees was settled as part of the loan purchase. Accordingly, interest income increased in the third quarter which, in turn, increased our margin during the quarter. Additionally, removing the previous loan from non-accrual status resulted in a lower provision expense for the quarter.

Following the purchase of this loan, there remain two loans related to the borrower with a total exposure of $7.1 million.

About Norwood Financial Corp

Norwood Financial Corp, through its subsidiary, Wayne Bank, operates 33 Community Offices serving Wayne, Pike, Monroe, Lackawanna, Luzerne, Chester, Cumberland, and Lancaster Counties in Pennsylvania, along with Delaware, Sullivan, Otsego, Ontario, and Yates Counties in New York. The Company has total assets of $2.9 billion. The Company’s stock is traded on the Nasdaq Global Market under the symbol “NWFL”. For more information, visit wayne.bank.

Forward-Looking Statements

In addition to historical information, this earnings release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which describes the future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “assume,” “plan,” “seek,” “expect,” “will,” “may,” “should,” “indicate,” “would,” “contemplate,” “continue,” “target” and words of similar meaning. Forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Accordingly, you should not place undue reliance on such statements. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this report.  Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Measures

In addition to presenting information in conformity with accounting principles generally accepted in the United States of America (GAAP), this news release contains financial information determined by methods other than GAAP (non-GAAP). The following measures used in this release, which are commonly utilized by financial institutions, have not been specifically exempted by the Securities and Exchange Commission ("SEC") and may constitute "non-GAAP financial measures" within the meaning of the SEC's rules.

The Company has provided in this news release supplemental disclosures for the calculation of Return on Average Assets, Return on Average Tangible Shareholders’ Equity, Basic Earnings per Share, Diluted Earnings per Share, Tangible Book Value and Pre Provision Net Revenue. Management believes that the non-GAAP financial measures disclosed by the Company from time to time are useful in evaluating the Company’s performance and that such information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Our non-GAAP financial measures may differ from similar measures presented by other companies.

Contact: John M. McCaffery

    Executive Vice President &

    Chief Financial Officer

    NORWOOD FINANCIAL CORP

        272-304-3003

    www.waynebank.com

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets
(dollars in thousands, except share and per share data)
(unaudited)
	September 30
	2026	2025
ASSETS
Cash and due from banks	$19,857	$50,348
Interest-bearing deposits with banks	52,667	24,382
Cash and cash equivalents	72,524	74,730

Securities available for sale	429,492	403,989
Loans receivable	2,294,467	1,814,682
Less: Allowance for credit losses	25,146	19,911
Net loans receivable	2,269,321	1,794,771
Regulatory stock, at cost	8,460	6,163
Bank premises and equipment, net	25,140	22,292
Bank owned life insurance	62,738	45,821
Foreclosed real estate owned	771	—
Accrued interest receivable	10,609	8,686
Deferred tax assets, net	22,982	16,528
Goodwill	36,375	29,266
Other intangible assets	2,992	109
Other assets	10,153	9,596
TOTAL ASSETS	$2,951,557	$2,411,951

LIABILITIES
Deposits:
Non-interest bearing demand	$487,753	$424,027
Interest-bearing	2,021,227	1,649,941
Total deposits	2,508,980	2,073,968
Short-term borrowings	56,124	—
Other borrowings	62,728	72,071
Accrued interest payable	10,467	9,823
Other liabilities	29,897	21,184
TOTAL LIABILITIES	2,668,196	2,177,046

STOCKHOLDERS' EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share,
authorized: 20,000,000 shares,
issued: 2026: 11,184,631 shares, 2025: 9,491,558 shares	1,118	949
Surplus	174,650	127,190
Retained earnings	154,956	136,662
Treasury stock, at cost: 2026: 269,841 shares, 2025: 229,233 shares	(7,390)	(6,188)
Accumulated other comprehensive loss	(39,973)	(23,708)
TOTAL STOCKHOLDERS' EQUITY	283,361	234,905

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,951,557	$2,411,951

****

NORWOOD FINANCIAL CORP
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
INTEREST INCOME
Loans receivable, including fees	$36,635	$28,141	$106,093	$81,244
Securities	4,472	3,907	13,076	11,648
Other	354	144	1,132	590
Total Interest income	41,461	32,192	120,301	93,482

INTEREST EXPENSE
Deposits	12,775	10,730	38,462	32,347
Short-term borrowings	37	105	128	774
Other borrowings	640	899	2,309	2,981
Total Interest expense	13,452	11,734	40,899	36,102
NET INTEREST INCOME	28,009	20,458	79,402	57,380
PROVISION FOR (RELEASE OF) CREDIT LOSSES	100	(502)	3,503	1,305
NET INTEREST INCOME AFTER PROVISION FOR (RELEASE OF) CREDIT LOSSES	27,909	20,960	75,899	56,075

OTHER INCOME
Service charges and fees	2,004	1,660	5,425	4,687
Income from fiduciary activities	265	254	751	805
Gains on sales of loans, net	58	130	188	242
Earnings and proceeds on life insurance policies	334	268	974	820
Other	259	193	824	551
Total other income	2,920	2,505	8,162	7,105

OTHER EXPENSES
Salaries and employee benefits	8,274	6,696	25,497	19,773
Occupancy, furniture and equipment	1,521	1,361	4,815	4,088
Data processing and related operations	1,650	1,087	4,660	3,361
Taxes, other than income	145	192	521	577
Professional fees	530	400	1,952	1,532
FDIC Insurance assessment	639	368	1,574	1,129
Foreclosed real estate	58	1	125	143
Amortization of intangibles	162	12	493	42
Merger	—	568	4,994	718
Other	2,573	2,249	7,704	6,166
Total other expenses	15,552	12,934	52,335	37,529

INCOME BEFORE TAX EXPENSE	15,277	10,531	31,726	25,651
INCOME TAX EXPENSE	3,514	2,197	6,905	5,338
NET INCOME	$11,763	$8,334	$24,821	$20,313

Basic earnings per share	$1.08	$0.89	$2	$2.22

Diluted earnings per share	$1.08	$0.89	$2	$2.22

NORWOOD FINANCIAL CORP
NET INTEREST MARGIN ANALYSIS
(dollars in thousands)

	For the Quarter Ended
	September 30, 2026			June 30, 2026			September 30, 2025
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Fed funds sold	$15	—	—%	$1,511	14	3.72%	$—	—	—%
Interest-bearing deposits with banks	39,717	$354	3.54	43,467	$364	3.36	12,485	$144	4.58
Securities available for sale:
Taxable	439,064	4,224	3.82	435,004	4,246	3.92	399,090	3,661	3.64
Tax-exempt (1)	43,956	322	2.91	44,269	315	2.85	44,074	312	2.81
Total securities available for sale (1)	483,020	4,546	3.73	479,273	4,561	3.82	443,164	3,973	3.56
Loans receivable (1) (4) (5)	2,267,664	36,760	6.43	2,253,991	35,700	6.35	1,802,046	28,267	6.22
Total interest-earning assets	2,790,416	41,660	5.92	2,778,242	40,639	5.87	2,257,695	32,384	5.69
Non-interest earning assets:
Cash and due from banks	19,466			30,147			31,050
Allowance for credit losses	(26,101)			(24,556)			(21,128)
Other assets	125,818			129,320			96,142
Total non-interest earning assets	119,183			134,911			106,064
Total Assets	$2,909,599			$2,913,153			$2,363,759
Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$741,251	$3,519	1.88	$727,580	$3,460	1.91	$579,145	$2,900	1.99
Savings	230,456	268	0.46	231,852	200	0.35	200,559	113	0.22
Time	1,045,893	8,989	3.41	1,071,210	9,239	3.46	822,491	7,717	3.72
Total interest-bearing deposits	2,017,600	12,776	2.51	2,030,642	12,899	2.55	1,602,195	10,730	2.66
Short-term borrowings	3,540	36	4.03	3,233	32	3.97	8,740	105	4.77
Other borrowings	63,901	640	3.97	67,802	687	4.06	81,125	899	4.40
Total interest-bearing liabilities	2,085,041	13,452	2.56	2,101,677	13,618	2.60	1,692,060	11,734	2.75
Non-interest bearing liabilities:
Demand deposits	494,690			486,557			416,150
Other liabilities	38,244			36,585			28,816
Total non-interest bearing liabilities	532,934			523,142			444,966
Stockholders' equity	291,624			288,334			226,733
Total Liabilities and Stockholders' Equity	$2,909,599			$2,913,153			$2,363,759
Net interest income/spread (tax equivalent basis)		28,208	3.36%		27,021	3.27%		20,650	2.94%
Tax-equivalent basis adjustment		(199)			(182)			(192)
Net interest income		$28,009			$26,839			$20,458
Net interest margin (tax equivalent basis)			4.01%			3.90%			3.63%

(1) Interest and yields are presented on a tax-equivalent basis.
(2) Average balances have been calculated based on daily balances.
(3) Annualized
(4) Loan balances include non-accrual loans and are net of unearned income.
(5) Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP
NET INTEREST MARGIN ANALYSIS
(dollars in thousands)

	Year to Date
	September 30, 2026			June 30, 2026			September 30, 2025
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Fed funds sold	$818	25	4.09%	$1,226	25	4.11%	$—	—	—%
Interest-bearing deposits with banks	51,908	$1,107	2.85	58,074	$753	2.61	17,427	$590	4.53
Securities available for sale:
Taxable	429,970	12,328	3.83	425,350	8,104	3.84	403,947	10,907	3.61
Tax-exempt (1)	44,285	955	2.88	44,451	633	2.87	44,157	938	2.84
Total securities available for sale (1)	474,255	13,283	3.74	469,801	8,737	3.75	448,104	11,845	3.53
Loans receivable (1) (4) (5)	2,239,147	106,460	6.36	2,224,699	69,700	6.32	1,776,629	81,636	6.14
Total interest-earning assets	2,766,128	120,875	5.84	2,753,800	79,215	5.80	2,242,160	94,071	5.61
Non-interest earning assets:
Cash and due from banks	26,719			30,409			30,035
Allowance for credit losses	(24,691)			(23,976)			(20,675)
Other assets	128,943			130,526			94,389
Total non-interest earning assets	130,971			136,959			103,749
Total Assets	$2,897,099			$2,890,759			$2,345,909
Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$730,956	$10,441	1.91	$725,787	$6,922	1.92	$566,762	$8,588	2.03
Savings	227,101	605	0.36	225,380	337	0.30	205,552	374	0.24
Time	1,052,670	27,416	3.48	1,056,053	18,427	3.52	812,778	23,385	3.85
Total interest-bearing deposits	2,010,727	38,462	2.56	2,007,220	25,686	2.58	1,585,092	32,347	2.73
Short-term borrowings	4,337	128	3.95	4,782	92	3.88	23,468	774	4.41
Other borrowings	75,503	2,309	4.09	81,395	1,669	4.13	90,110	2,981	4.42
Total interest-bearing liabilities	2,090,567	40,899	2.62	2,093,397	27,447	2.64	1,698,670	36,102	2.84
Non-interest bearing liabilities:
Demand deposits	479,931			472,412			395,470
Other liabilities	36,680			35,886			28,978
Total non-interest bearing liabilities	516,611			508,298			424,448
Stockholders' equity	289,921			289,064			222,791
Total Liabilities and Stockholders' Equity	$2,897,099			$2,890,759			$2,345,909
Net interest income/spread (tax equivalent basis)		79,976	3.23%		51,768	3.16%		57,969	2.77%
Tax-equivalent basis adjustment		(574)			(375)			(589)
Net interest income		$79,402			$51,393			$57,380
Net interest margin (tax equivalent basis)			3.87%			3.79%			3.46%

(1) Interest and yields are presented on a tax-equivalent basis.
(2) Average balances have been calculated based on daily balances.
(3) Annualized
(4) Loan balances include non-accrual loans and are net of unearned income.
(5) Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2026	2025

Net interest income	$28,009	$20,458
Net income	11,763	8,334

Net interest spread (fully taxable equivalent)	3.36%	2.94%
Net interest margin (fully taxable equivalent)	4.01%	3.63%
Return on average assets	1.60%	1.40%
Return on average equity	16.00%	14.58%
Return on average tangible equity	18.51%	16.76%
Basic earnings per share	$1.08	$0.89
Diluted earnings per share	$1.08	$0.89
Efficiency ratio	50.28%	56.33%
Operating expense/Average assets	2.14%	2.19%

For the Nine Months Ended September 30	2026	2025

Net interest income	79,402	57,380
Net income	24,821	20,313

Net interest spread (fully taxable equivalent)	3.23%	2.77%
Net interest margin (fully taxable equivalent)	3.87%	3.46%
Return on average assets	1.15%	1.16%
Return on average equity	11.45%	12.19%
Return on average tangible equity	13.25%	14.04%
Basic earnings per share	2.29	2.22
Diluted earnings per share	2.29	2.22
Efficiency ratio	59.77%	58.20%
Operating expense/Average assets	2.41%	2.13%

As of September 30	2026	2025

Total assets	$2,951,557	$2,411,951
Total loans receivable	2,294,467	1,814,682
Allowance for credit losses	25,146	19,911
Total deposits	2,508,980	2,073,968
Stockholders' equity	283,361	234,905
Trust assets under management	231,302	211,563

Book value per share	$25.96	$25.36
Tangible book value per share	$22.35	$22.19
Equity to total assets	9.60%	9.74%
Allowance to total loans receivable	1.10%	1.10%
Nonperforming loans to total loans	0.73%	0.36%
Nonperforming assets to total assets	0.59%	0.31%

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	September 30	June 30	March 31	December 31	September 30
	2026	2026	2026	2025	2025
ASSETS
Cash and due from banks	$19,857	$30,902	$25,480	$32,118	$50,348
Interest-bearing deposits with banks	52,667	29,387	75,258	12,318	24,382
Fed funds sold	—	—	1,835	—	—
Cash and cash equivalents	72,524	60,289	102,573	44,436	74,730

Securities available for sale	429,492	438,967	431,204	408,782	403,989
Loans receivable	2,294,467	2,262,813	2,238,657	1,853,422	1,814,682
Less: Allowance for credit losses	25,146	25,632	24,350	19,882	19,911
Net loans receivable	2,269,321	2,237,181	2,214,307	1,833,540	1,794,771
Regulatory stock, at cost	8,460	6,399	7,161	6,623	6,163
Bank owned life insurance	62,738	55,404	55,078	46,089	45,821
Bank premises and equipment, net	25,140	25,262	25,299	22,971	22,292
Foreclosed real estate owned	771	771	771	771	—
Goodwill and other intangibles	39,367	39,528	39,693	29,364	29,375
Other assets	43,744	44,113	41,168	32,266	34,810
TOTAL ASSETS	$2,951,557	$2,907,914	$2,917,254	$2,424,842	$2,411,951

LIABILITIES
Deposits:
Non-interest bearing demand	$487,753	$500,383	$470,706	$419,597	$424,027
Interest-bearing deposits	2,021,227	2,013,914	2,035,992	1,659,048	1,649,941
Total deposits	2,508,980	2,514,297	2,506,698	2,078,645	2,073,968
Borrowings	118,852	65,513	88,268	74,133	72,071
Other liabilities	40,364	38,464	38,350	29,907	31,007
TOTAL LIABILITIES	2,668,196	2,618,274	2,633,316	2,182,685	2,177,046

STOCKHOLDERS' EQUITY	283,361	289,640	283,938	242,157	234,905

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,951,557	$2,907,914	$2,917,254	$2,424,842	$2,411,951

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	September 30	June 30	March 31	December 31	September 30
Three months ended	2026	2026	2026	2025	2025
INTEREST INCOME
Loans receivable, including fees	$36,635	$35,585	$33,873	$28,666	$28,141
Securities	4,472	4,495	4,110	3,906	3,907
Other	354	377	400	474	144
Total interest income	41,461	40,457	38,383	33,046	32,192

INTEREST EXPENSE
Deposits	12,775	12,899	12,787	11,334	10,730
Borrowings	677	719	1,042	768	1,004
Total interest expense	13,452	13,618	13,829	12,102	11,734
NET INTEREST INCOME	28,009	26,839	24,554	20,944	20,458
PROVISION FOR (RELEASE OF) CREDIT LOSSES	100	1,944	1,459	468	(502)
NET INTEREST INCOME AFTER (RELEASE OF) PROVISION
FOR CREDIT LOSSES	27,909	24,895	23,095	20,476	20,960

OTHER INCOME
Service charges and fees	2,004	1,666	1,755	1,734	1,660
Income from fiduciary activities	265	248	238	228	254
Net realized (losses) gains on sales of securities	—	—	—	—	—
Gains on sales of loans, net	58	54	76	83	130
Gains on sales of foreclosed real estate owned	—	—	—	—	—
Earnings and proceeds on life insurance policies	334	326	314	268	268
Other	259	232	332	198	193
Total other income	2,920	2,526	2,715	2,511	2,505

OTHER EXPENSES
Salaries and employee benefits	8,274	8,674	8,549	7,155	6,696
Occupancy, furniture and equipment, net	1,521	1,569	1,725	1,390	1,361
Foreclosed real estate	58	31	36	—	1
FDIC insurance assessment	639	428	507	423	368
Other	5,060	5,090	10,173	4,651	4,508
Total other expenses	15,552	15,792	20,990	13,619	12,934

INCOME BEFORE TAX (BENEFIT) EXPENSE	15,277	11,629	4,820	9,368	10,531
INCOME TAX (BENEFIT) EXPENSE	3,514	2,301	1,090	1,926	2,197
NET (LOSS) INCOME	$11,763	$9,328	$3,730	$7,442	$8,334

Basic (loss) earnings per share	$1.08	$1	$0.35	$0.81	$0.89

Diluted (loss) earnings per share	$1.08	$1	$0.35	$0.81	$0.89

Book Value per share	$25.96	$27	$26.07	$26.06	$25.36
Tangible Book Value per share	22.35	23	22.43	22.90	22.19

Return on average assets (annualized)	1.60%	0	0.53%	1.21%	1.40%
Return on average equity (annualized)	16.00%	0	5.22%	12.30%	14.58%
Return on average tangible equity (annualized)	18.51%	0	6.04%	14.01%	16.76%

Net interest spread (fte)	3.36%	0	3.04%	2.93%	2.94%
Net interest margin (fte)	4.01%	0	3.68%	3.60%	3.63%

Allowance for credit losses to total loans	1.10%	0	1.09%	1.07%	1.10%
Net charge-offs to average loans (annualized)	0.13%	0	0.09%	0.13%	0.13%
Nonperforming loans to total loans	0.73%	0	0.46%	0.34%	0.36%
Nonperforming assets to total assets	0.59%	0	0.38%	0.29%	0.31%
Nonperforming loans to total assets	0.57%	0	0.35%	0.26%	0.27%
Loan Loss Reserve/NPAs	143.33%	1	219.93%	279.62%	270.50%

NORWOOD FINANCIAL CORP
NON-GAAP ADJUSTMENTS
(dollars in thousands)
Adjusted Return on Average Assets
(Dollars in thousands)
	Nine Months	Three Months	Three Months	Nine Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2026	2026	2026	2025	2025
Net income	$24,821	$11,763	$9,328	$20,313	$8,334
Average assets	2,897,099	2,909,599	2,913,153	2,345,909	2,363,759
Return on average assets (annualized)	1.15%	1.60%	1.28%	1.16%	1.40%
Net income	24,821	11,763	9,328	20,313	8,334
Merger-related expenses	4,994	—	53	718	568
Boli restructuring fee	225	—	—	—	—
Tax effect	—	—	—	—	—
Adjusted net income (Non-GAAP)	30,040	11,763	9,381	21,031	8,902
Average assets	2,897,099	2,909,599	2,913,153	2,345,909	2,363,759
Adjusted return on average assets (annualized)
(Non-GAAP)	1.39%	1.60%	1.29%	1.20%	1.49%

Adjusted Return on Average Tangible Shareholders' Equity
(Dollars in thousands)
	Nine Months	Three Months	Three Months	Nine Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2026	2026	2026	2025	2025
Net income	$24,821	$11,763	$9,328	$20,313	$8,334
Average shareholders' equity	289,921	291,624	288,334	222,791	226,733
Average intangible assets	39,466	39,455	39,609	29,394	29,380
Average tangible shareholders' equity	250,455	252,169	248,725	193,397	197,353
Return on average tangible shareholders' equity (annualized)	13.25%	18.51%	15.04%	14.04%	16.76%
Net income	24,821	11,763	9,328	20,313	8,334
Merger-related expenses	4,994	—	53	718	568
Boli restructuring fee	225	—	—	—	—
Tax effect	—	—	—	—	—
Adjusted net income (Non-GAAP)	30,040	11,763	9,381	21,031	8,902
Average tangible shareholders' equity	250,455	252,169	248,725	193,397	197,353
Adjusted return on average shareholders' equity (annualized)
(Non-GAAP)	16.04%	18.51%	15.13%	14.54%	17.90%

Adjusted Earnings Per Share
(Dollars in thousands)
	Nine Months	Three Months	Three Months	Nine Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2026	2026	2026	2025	2025
GAAP-Based Earnings Per Share, Basic	$2.29	$1.08	$0.86	$2.22	$0.89
GAAP-Based Earnings Per Share, Diluted	$2.29	$1.08	$0.86	$2.22	$0.89
Net income	24,821	11,763	9,328	20,313	8,334
Merger-related expenses	4,994	—	53	718	568
Boli restructuring fee	225	—	—	—	—
Tax effect	—	—	—	—	—
Adjusted net income (Non-GAAP)	30,040	11,763	9,381	21,031	8,902
Adjusted Earnings per Share, Basic (Non-GAAP)	$2.67	$1.08	$0.86	$2.28	$0.94
Adjusted Earnings per Share, Diluted (Non-GAAP)	$2.67	$1.08	$0.86	$2.28	$0.94

Pre Provision Net Revenue
(Dollars in thousands)

	Nine Months	Three Months	Three Months	Nine Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2026	2026	2026	2025	2025
Income before tax expense (GAAP)	$31,726	$15,277	$11,629	$25,651	$10,531
Provision for credit losses	3,503	100	1,944	1,305	(502)
Pre provision net revenue (PPNR) (Non-GAAP)	35,229	15,377	13,573	26,956	10,029
Merger-related expenses	4,994	—	53	718	568
BOLI restructuring fee	225	—	—	—	—
PPNR adjusted for one time expenses (Non-GAAP)	40,448	15,377	13,626	27,674	10,597

Net Interest Income FTE
(Dollars in thousands)
	Nine Months	Three Months	Three Months	Nine Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2026	2026	2026	2025	2025
Net interest income	$79,402	$28,009	$26,839	$57,380	$20,458
Tax effect at 21%	574	199	182	589	192
Net interest income on a fully taxable equivalent basis	$79,976	$28,208	$27,021	$57,969	$20,650

Average Tangible Shareholders' Equity
(Dollars in thousands)
	Nine Months	Three Months	Three Months	Nine Months	Three Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2026	2026	2026	2025	2025
Average shareholders' equity	$289,921	$291,624	$288,334	$222,791	$226,733
Average intangible assets	(39,466)	(39,455)	(39,609)	(29,394)	(29,380)